UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 16, 2017

SYNCHRONOSS TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52049	06-1594540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crossing Boulevard, 8th Floor Bridgewater, New Jersey	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.                                        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As expected, on August 16, 2017 Synchronoss Technologies, Inc. (the “Company”) received notice (the “Notice”) from the Listing Qualifications Department of The NASDAQ Stock Market (“Nasdaq”) indicating that the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1) because the Company has not yet filed its Quarterly Report on Form 10-Q for the period ended June 30, 2017.

Previously, on July 26, 2017, Nasdaq granted the Company an exception from its continued listing requirements until November 13, 2017 to file all delinquent periodic reports, including its delinquent Quarterly Report on Form 10-Q for the period ended March 31, 2017.  In connection with its delinquency in filing its Quarterly Report on Form 10-Q for the period ended June 30, 2017, Nasdaq has requested an update to the Company’s original plan to regain compliance with Nasdaq’s continued listing requirements.

The Notice has no immediate effect on the listing of the Company’s common stock and the common stock will continue to trade uninterrupted under its current trading symbol, “SNCR,” on the Nasdaq Global Select Market.

The Company issued a press release on August 22, 2017 disclosing receipt of the Notice, a copy of which is attached hereto as Exhibit 99.1.

Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this report, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts and statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “outlook” or words of similar meanings.  These statements are based on our current expectations and beliefs and various assumptions.  There can be no assurance that we will realize these expectations or that these beliefs will prove correct. Examples of forward-looking statements include, but are not limited to, statements we make regarding the timing of the filing of the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2017 and June 30, 2017. Numerous factors, many of which are beyond our control, could cause actual results to differ materially from those expressed as forward-looking statements.  These factors include, but are not limited to, risks associated with fluctuations in our financial and operating results; integration of our Intralinks business and execution of our cost reduction plan; our substantial level of debt and related obligations, including interest payments, covenants and restrictions; uncertainty regarding increased business and renewals from existing customers; the dependence of our Intralinks business on the volume of financial and strategic business transactions; disruptions to the implementation of our strategic priorities and business plan caused by changes in our senior management team; customer renewal rates and attrition; customer concentration; our ability to maintain the security and integrity of our systems; foreign currency exchange rates; the financial and other impact of previous and future acquisitions; competition in the enterprise and mobile solutions markets; our ability to retain and motivate employees; technological developments; litigation and disputes and the costs related thereto; unanticipated changes in our effective tax rate; uncertainties surrounding domestic and global economic conditions; other factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, which is on file with the SEC and available on the SEC’s website at www.sec.gov.  The Company does not undertake any obligation to update any forward-looking statements contained in this press release as a result of new information, future events or otherwise.

Item 9.01.             Financial Statements and Exhibits.

(d)   Exhibits

Exhibit Number	Description
99.1	Press Release of Synchronoss Technologies, Inc. dated August 22, 2017.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2017	SYNCHRONOSS TECHNOLOGIES, INC.

	By:	/s/ Lawrence R. Irving
		Name:	Lawrence R. Irving
		Title:	Chief Financial Officer

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